Income Taxes (Details 1) - USD ($)	Dec. 31, 2019	Jun. 30, 2019
Deferred tax assets
Allowance for doubtful accounts	$ 3,774,698	$ 3,248,050
Accrued claims charges	1,181,300	1,139,526
Impairment loss of long-lived assets	393,673	393,673
Net operating loss carryforward in China	688,721	477,877
Net operating loss carryforward in the U.S.	10,098	39,662
Valuation allowance	(6,048,490)	(5,298,798)
Total net deferred tax assets